UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 17, 2023

Plumas Bancorp
(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5525 Kietzke Lane, Suite 100, Reno, Nevada	89511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         (775) 786-0907

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock, no par value	PLBC	The NASDAQ Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Plumas Bancorp held on May 17, 2023, the shareholders voted on (i) the election of nine directors for the next year; (ii) the amendment to the Company’s Bylaws eliminating cumulative voting in the election of directors; and (iii) the ratification of the appointment of Eide Bailly, LLP as our independent auditors for the fiscal year ending December 31, 2023. These matters were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below:

Proposal #1: Election of Directors

The stockholders of the Company elected each of the nine director nominees to serve on the Company’s Board of Directors (the “Board”) for a term to expire at the 2024 Annual Meeting of Stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. The votes on Proposal 1 were as follows:

Nominee	Votes For Nominee	Votes Withheld or Against Nominee	Abstentions	Broker Non- Votes
Michonne R. Ascuaga	3,422,022	5,876	n/a	1,332,775
Steven M. Coldani	2,894,438	533,460	n/a	1,332,775
Heidi S. Gansert	2,707,017	720,881	n/a	1,332,775
Richard F. Kenny	3,369,052	58,846	n/a	1,332,775
Robert J. McClintock	3,265,683	162,215	n/a	1,332,775
Julie A. Morehead	3,366,158	61,740	n/a	1,332,775
Terrance J. Reeson	2,854,825	573,073	n/a	1,332,775
Andrew J. Ryback	3,400,102	27,796	n/a	1,332,775
Daniel E. West	2,871,055	556,843	n/a	1,332,775

Proposal #2: Proposal to Eliminate Cumulative Voting

The proposal for the amendment to the Company’s Bylaws eliminating cumulative voting in the election of directors required approval by a majority of shares outstanding. Proposal 2 was approved by a majority of outstanding shares. The voting results were as follows:

For	Against	Abstain
2,938,559	444,958	44,381

Proposal #3: Ratification of the Appointment of Independent Auditors

The stockholders of the Company ratified the appointment of Eide Bailly, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes on Proposal 3 were as follows:

For	Against	Abstain
4,743,579	2,764	14,330

Item 9.01 Exhibits

Number	Description
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp (Registrant)

May 18, 2023	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock
Title: Chief Financial Officer